UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 31, 2021

ATHENE HOLDING LTD.

(Exact name of registrant as specified in its charter)

Bermuda	001-37963	98-0630022
(State or other jurisdiction of	(Commission file number)	(I.R.S. Employer
incorporation or organization)		Identification Number)
Second Floor, Washington House
16 Church Street
Hamilton, HM 11, Bermuda
(441) 279-8400

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common shares, par value $0.001 per share	ATH	New York Stock Exchange

Depositary Shares, each representing a 1/1,000th interest in a
6.35% Fixed-to-Floating Rate Perpetual Non-Cumulative Preference Share, Series A	ATHPrA	New York Stock Exchange

Depositary Shares, each representing a 1/1,000th interest in a
5.625% Fixed Rate Perpetual Non-Cumulative Preference Share, Series B	ATHPrB	New York Stock Exchange

Depositary Shares, each representing a 1/1,000th interest in a
6.375% Fixed Rate Reset Perpetual Non-Cumulative Preference Share, Series C	ATHPrC	New York Stock Exchange

Depositary Shares, each representing a 1/1,000th interest in a
4.875% Fixed-Rate Perpetual Non-Cumulative Preference Share, Series D	ATHPrD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 31, 2021, Athene Holding Ltd. (the “Company”) appointed Sarah VanBeck, age 57, as its Senior Vice President, Corporate Controller and Principal Accounting Officer, effective April 12, 2021. Prior to joining the Company, Ms. VanBeck worked at National Life Group (“National Life”), where she served as Senior Vice President, Chief Financial Officer and Treasurer from 2018 to 2021 and Senior Vice President, Chief Accounting Officer from 2017 to 2018. Prior to joining National Life, Ms. VanBeck worked at American International Group (“AIG”), where she most recently served as Senior Vice President, Life and Retirement Controller from 2016 to 2017. Ms. VanBeck served in various other accounting and reporting roles with AIG over a tenure spanning 25 years. Ms. VanBeck is a Certified Public Accountant.

Pursuant to the terms of the offer letter between the Company and Ms. VanBeck, Ms. VanBeck’s annual base salary will be $350,000 and she will be eligible to participate in the Company’s annual incentive plan, with a target bonus of 72% of her annual base salary, prorated in 2021 for her period of employment. Additionally, Ms. VanBeck is eligible to participate in the Company’s long-term incentive plan and will be granted an initial equity award valued at $250,000. In connection with her appointment, Ms. VanBeck will also receive a one-time long-term incentive award valued at $150,000. Ms. VanBeck will be reimbursed for the reasonable costs incurred to relocate to Iowa, not to exceed $50,000. Further, Ms. VanBeck will be eligible to participate in certain other benefits on the same terms and conditions as other Company employees.

There are no arrangements or understandings between Ms. VanBeck and any person pursuant to which Ms. VanBeck was appointed as Senior Vice President, Corporate Controller and Principal Accounting Officer. There is no family relationship between Ms. VanBeck and any director or executive officer of the Company. There are no actual or proposed transactions between Ms. VanBeck or any of her related persons and the Company that would require disclosure under Item 404(a) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATHENE HOLDING LTD.

Date: April 2, 2021	/s/ Martin P. Klein
Martin P. Klein
Executive Vice President and Chief Financial Officer